UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2018 (August 30, 2018)

TENZING ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38634	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 West 55th Street

New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (212) 710-5220

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously reported on a Current Report on Form 8-K of Tenzing Acquisition Corp. (the “Company”), on August 23, 2018, the Company consummated its initial public offering (“IPO”) of 5,500,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, no par value (the “Ordinary Shares”), and one redeemable warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $55,000,000. The Company also granted Maxim Group LLC (“Maxim”), the underwriter of the IPO, a 45-day option to purchase up to 825,000 additional Units to cover over-allotments, if any (the “Over-Allotment Units”). On August 30, 2018, the underwriter exercised the option in full and purchased 825,000 Units, generating gross proceeds of $8,250,000. The Company paid a commission of $185,625 to Maxim.

As previously reported on a Current Report on Form 8-K of the Company, on August 23, 2018, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 323,750 Units (the “Private Placement Units”), including 310,000 Private Placement Units to Tenzing LLC (the “Sponsor”) and 13,750 Private Placement Units to Maxim, generating gross proceeds to the Company of $3,237,500. On August 30, 2018, simultaneously with the sale of the Over-Allotment Units, the Company consummated a private sale of an additional 35,063 Private Placement Units, including 33,000 Private Placement Units to the Sponsor and 2,063 Private Placement Units to Maxim, generating gross proceeds of $350,630.

A total of $64,515,000, comprised of $63,250,000 of the proceeds from the IPO and the sale of the Over-Allotment Units and $1,265,000 of the proceeds of the sales of the Private Placement Units, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of August 23, 2018 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement, but not the proceeds from the sale of the Over-Allotment Units nor the private placement on August 30, 2018, had been prepared by the Company and previously filed on a Current Report on Form 8-K on August 29, 2018. The Company’s unaudited pro forma balance sheet as of August 30, 2018, reflecting receipt of the proceeds from the sale of the Over-Allotment Units and the private placement on the same day is included as Exhibit 99.2 to this Current Report on Form 8-K.

A copy of the press release issued by the Company announcing the consummation of the sale of the Over-Allotment Units is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 30, 2018.
99.2	Pro Forma Balance Sheet as of August 30, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENZING ACQUISITION CORP.

Date: September 5, 2018	By:	/s/ Rahul Nayar
Name: Rahul Nayar
Title: Chief Executive Officer